UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2014

Intermolecular, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35348	20-1616267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 N. First Street San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(408) 582-5700
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01.    OTHER EVENTS

Collaborative Development Program Agreement with Toshiba and SanDisk

On March 15, 2010, we entered into a collaborative development program (“CDP”) agreement with SanDisk Corporation (“SanDisk”) and Toshiba Corporation (“Toshiba”) to develop certain memory technologies and related materials (as amended to date, the “Agreement”). On March 15, 2014, the term of the Agreement is scheduled to expire. SanDisk and Toshiba have notified us that they do not intend to enter into a renewal or extension with us of the term. As a result, from and after March 15, 2014, we will no longer provide services to Toshiba or SanDisk under the Agreement and Toshiba and SanDisk will no longer pay us fees for any further development services. The terms of the ownership of the technology created under the CDP and licenses under any intellectual property rights resulting from such technology remain unchanged, and Toshiba and SanDisk will continue to have an obligation to pay us royalties in connection with any future sales of products incorporating or using the technology created under the CDP.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement filed as an exhibit to our most recent Annual Report on Form 10-K.

ITEM  9.01.    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

The following exhibit relating to Item 8.01 shall be deemed to be furnished and not filed:

99.1    Press Release dated February 27, 2014, entitled “Intermolecular Announces New Developments in the SanDisk/Toshiba Relationship”.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMOLECULAR, INC.

Date: February 27, 2014	By:	/s/ DAVID E. LAZOVSKY
David E. Lazovsky
President and Chief Executive Officer

EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release dated February 27, 2014, entitled “Intermolecular Announces New Developments in the SanDisk/Toshiba Relationship”.

ITEM  8.01.    OTHER EVENTS
Collaborative Development Program Agreement with Toshiba and SanDisk

On March 15, 2010, we entered into a collaborative development program (“CDP”) agreement with SanDisk Corporation (“SanDisk”) and Toshiba Corporation (“Toshiba”) to develop certain memory technologies and related materials (as amended to date, the “Agreement”). On March 15, 2014, the term of the Agreement is scheduled to expire. SanDisk and Toshiba have notified us that they do not intend to enter into a renewal or extension with us of the term. As a result, from and after March 15, 2014, we will no longer provide services to Toshiba or SanDisk under the Agreement and Toshiba and SanDisk will no longer pay us fees for any further development services. The terms of the ownership of the technology created under the CDP and licenses under any intellectual property rights resulting from such technology remain unchanged, and Toshiba and SanDisk will continue to have an obligation to pay us royalties in connection with any future sales of products incorporating or using the technology created under the CDP.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement filed as an exhibit to our most recent Annual Report on Form 10-K.

ITEM  9.01.    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

The following exhibit relating to Item 8.01 shall be deemed to be furnished and not filed:

99.1	Press Release dated February 27, 2014, entitled “Intermolecular Announces New Developments in the SanDisk/Toshiba Relationship”.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMOLECULAR, INC.

Date: February 27, 2014	By:	/s/ David E. Lazovsky
David E. Lazovsky
President and Chief Executive Officer

EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release dated February 27, 2014, entitled “Intermolecular Announces New Developments in the SanDisk/Toshiba Relationship”.